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                                                                  EXHIBIT 99(a)


                            CERTIFICATE OF AMENDMENT
               TO THE CERTIFICATE OF DESIGNATIONS AND PREFERENCES

                                     OF THE

                      CUMULATIVE PREFERRED STOCK, SERIES A
                           (Par Value $.01 Per Share)

                                       OF

                        HAWTHORNE FINANCIAL CORPORATION

                              --------------------

                         Pursuant to Section 151 of the

                General Corporation Law of the State of Delaware

                              --------------------

        The undersigned duly authorized officer of Hawthorne Financial Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Company"), in accordance with the provisions of Section 103 thereof, and pursuant to Section 151 thereof, DOES HEREBY
CERTIFY:

        That the Certificate of Incorporation of the Company authorizes the creation of up to 10,000,000 shares of the Company's preferred stock; and

        That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Company, on October 5, 1995, the Board of Directors of the Company adopted a Certificate of Designations and Preferences of the Cumulative Preferred Stock, Series A (the "Certificate"), pursuant to which the Company approved the creation of a series of preferred stock of the Company known as "Cumulative Preferred Stock, Series A" (the "Series A Preferred Stock"); and

        That the Company issued 270 shares of Series A Preferred Stock on December 12, 1995, all of which currently are outstanding; and

        On May 21, 1997, the Board of Directors of the Company adopted, subject to the requisite approval of the holders of the Series A Preferred Stock, as set forth in the Certificate, a Certificate of Amendment to the Certificate of Designations and Preferences of the Cumulative Preferred Stock, Series A, which reads as follows:

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        1.      Designation and Rank.  The designation of the series of
Preferred Stock authorized by this resolution shall be the Cumulative Preferred Stock, Series A (the "Series A Preferred Stock"). The number of shares of Series A Preferred Stock shall be 270. The Series A Preferred Stock shall be junior to all outstanding indebtedness of the Company. The Series A Preferred Stock shall rank prior to the Company's Common Stock, par value $.01 per share (the "Common Stock"), and to all other classes and series of equity securities of the Company now or hereafter authorized, issued or outstanding (the Common Stock and such other classes and series of equity securities collectively may be referred to herein as the "Junior Stock"), other than any classes or series of equity securities of the Company expressly designated as ranking on a parity with (the "Parity Stock") or senior to (the "Senior Stock") the Series A Preferred Stock as to dividend rights and/or rights upon liquidation, winding up or dissolution of the Company. The Series A Preferred Stock shall be subject to creation of Senior Stock, Parity Stock and Junior Stock to the extent not expressly prohibited by the Certificate of Incorporation or otherwise, and shall be initially issued at a price of $50,000 per share.

        2.      Dividends.

        (a) Payment of Cash Dividends. Holders of shares of Series A Preferred Stock shall be entitled to receive when, as and if declared by the Company's Board of Directors, out of funds legally available therefor, cumulative cash dividends payable on the shares of the Series A Preferred Stock at a rate of 18% per annum in respect of the Liquidation Preference (as defined in Section 6(a) below) thereof ($9,000 per share per annum), and no more. If declared, such cumulative cash dividends shall be payable quarterly in equal amounts (other than in respect of the Initial Dividend Period, as defined below) in arrears on March 15, June 15, September 15 and December 15 of each year or, if such day is not a Business Day (as defined below), on the next Business Day (each of such dates being a "Dividend Payment Date"), provided that the first Dividend Payment Date shall be June 15, 1997. Each declared dividend shall be paid to the holders of record of the Series A Preferred Stock at the close of business on the date specified by the Board of Directors of the Company at the time such dividend is declared; provided, however, that such date shall not be more than 50 days nor less than 10 days prior to the respective Dividend Payment Date (each such date, a "Record Date"). The initial period for which dividends shall be paid shall commence on the date of initial issuance of the Series A Preferred Stock (the "Issue Date") and shall end on and include June 14, 1997 (the "Initial Dividend Period"). Thereafter, quarterly dividend periods (each, a "Quarterly Dividend Period") shall commence on and include June 15, September 15, December 15 and March 15 of each year and shall end on and include the date next preceding the first day of the following Quarterly Dividend Period. The dividend for the Initial Dividend Period shall be fully cumulative and shall accrue, without interest, from the Issue Date. Dividends for a Quarterly Dividend Period also shall be fully cumulative and shall accrue, without interest, from the first day of the Quarterly Dividend Period. Dividends on the Series A Preferred Stock shall accrue on a daily basis without regard to the occurrence of a Dividend Payment Date and whether or not such dividends are declared by the Board of Directors of the Company. For purposes


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hereof, "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the State of California are authorized by law to close.

        The amount of cash dividends payable per share of Series A Preferred Stock for each full Quarterly Dividend Period shall be computed by dividing by four the amount determined by multiplying the 18% annual dividend rate by the Liquidation Preference of such share. The amount of any dividend payable for any period shorter than a full Quarterly Dividend Period shall be computed on the basis of a 360-day year composed of twelve 30-day months and the actual number of days elapsed in the period for which payable.

        Holders of the Series A Preferred Stock shall not be entitled to any interest, or any sum of money in lieu of interest, in respect of any accrued but unpaid dividends on the Series A Preferred Stock. Any cash dividend payment made on the Series A Preferred Stock shall first be credited against the earliest declared but unpaid cash dividend with respect to the Series A Preferred Stock.

        (b) Payment of Stock Dividends. Subject to the second paragraph of this Section 2(b), if the Board of Directors of the Company does not declare the full amount of the cash dividend accrued in respect of the Initial Dividend Period or any Quarterly Dividend Period (each, a "Dividend Period"), or the Company does not pay the full amount of such dividend, if declared, the Board of Directors of the Company may declare in lieu thereof a dividend, payable with respect to all shares of Series A Preferred Stock held by a holder thereof on the relevant Record Date, consisting of (i) the number of whole shares of Common Stock which have an aggregate Common Stock Equivalent Value (as defined below) equal to or, if not equal to, then closest to without being in excess of, the dollar amount of dividends accrued on such shares of Series A Preferred Stock with respect to any such Dividend Period, minus the amount of the cash dividend, if any, declared and paid on such shares for such Dividend Period, and (ii) to the extent necessary, an amount of cash or a fraction of a share of Common Stock (rounded to the nearest one-hundredth of a whole number) which, based on the Common Stock Equivalent Value, will, when combined with the aggregate Common Stock Equivalent Value of such number of whole shares of Common Stock, equal the dollar amount of dividends accrued on such shares of Series A Preferred Stock with respect to any such Dividend Period, minus the amount of the cash dividend, if any, declared and paid on such shares for such Dividend Period, provided that the Board of Directors of the Company may declare a dividend pursuant to the foregoing with respect to any Dividend
Period commencing after March 15, 1998 only if the Company has not declared the full amount of the cash dividend accrued in respect of such Dividend Period or has not paid the full amount of such dividend, if declared, because in either case the Company does not have the financial capacity to pay such dividend. The Dividend Period, Dividend Payment Date, Record Date and other applicable terms of the payment of dividends in Common Stock shall be determined by reference to
Section 2(a). For purposes hereof, the "Common Stock Equivalent Value" of a share of Common Stock shall mean the product determined by multiplying (x) the average closing price of a share of Common Stock




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during the 30 trading days preceding the applicable Dividend Payment Date, as reported with respect to the exchange or national quotation system in which such shares are then traded, by (y).90. All shares of Common Stock issued pursuant to this Section 2(b), at the time(s) they are issued, will be duly authorized, validly issued and fully paid and nonassessable and not subject to any preemptive rights.

        In the event the Company intends on any Dividend Payment Date to declare and pay dividends on the Series A Preferred Stock in accordance with the first paragraph of this Section 2(b), the Company will provide to each original holder of 25 shares of Series A Preferred Stock or more, and each Affiliate (as defined below) transferee of such holder (together an "Original Holder"), written notice by first class mail, postage prepaid, mailed not less than 20 days prior to such Dividend Payment Date at such holder's address as the same appears on the stock register of the Company, of its intention to pay dividends on the Series A Preferred Stock in accordance with the first paragraph of this Section 2(b) and stating the estimated number of shares of Common Stock which would be issued to such Original Holder on such Dividend Payment Date. Notwithstanding anything to the contrary contained herein, the Board of Directors of the Company shall not declare and pay a dividend on any outstanding Series A Preferred Stock on any Dividend Payment Date in accordance with the first paragraph of this Section 2(b), and dividends with respect to the related Dividend Period shall cumulate in accordance with Section 2(a), if any Original Holder notifies the Company on or before the tenth day prior to such Dividend Payment Date that in the judgment of such Original Holder, after consultation with counsel, the payment of dividends pursuant to the first paragraph of this Section 2(b) would result in such Original Holder acquiring control of the Company or being subject to a rebuttable presumption of control of the Company, in each case as set forth at 12 C.F.R. Part 574 or any successor thereto. For purposes hereof, "Affiliate" shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended, or any successor thereto.

        (c) Priority as to Dividends. No full dividends shall be declared or paid or set apart for payment on any class or series of stock ranking, as to dividends, on a parity with or junior to the Series A Preferred Stock for any period unless full dividends on all outstanding shares of Series A Preferred Stock for all past Dividend Periods and for the then-current Dividend Period shall have been or contemporaneously are declared and paid (or declared and a sum sufficient for the payment thereof set apart for such payment). When dividends are not paid in full (or declared and a sum sufficient for such full payment so set apart) upon the Series A Preferred Stock and any other Preferred Stock ranking on a parity as to dividends with the Series A Preferred Stock, all dividends declared upon shares of Series A Preferred Stock and any other Preferred Stock ranking on a parity as to dividends shall be declared pro rata with respect thereto, so that in all cases the amount of dividends declared per share on the Series A Preferred Stock and such other Preferred Stock shall bear to each other the same ratio that accrued dividends for the then-current Dividend Period per share on the shares of Series A Preferred Stock (including any accumulation in respect of unpaid dividends from prior Dividend Periods) and accrued dividends, including accumulations, if any, on such other Preferred Stock, bear to each other.



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        Full dividends on the Series A Preferred Stock must be declared and paid or set apart for payment for all past Dividend Periods and for the then-current Dividend Period before (i) any cash dividend or other distribution (other than in Common Stock or other Junior Stock) shall be declared or paid or set aside for payment upon the Common Stock or any other Junior Stock, (ii) any Common Stock or any other Junior Stock is redeemed, purchased or otherwise acquired by the Company or any subsidiary of the Company for any consideration (or any moneys are paid to or made available for a sinking fund for the redemption of any shares of any such stock) except by conversion into or exchange for Junior Stock or (iii) any Series A Preferred Stock or Parity Stock is redeemed, purchased or otherwise acquired by the Company or any subsidiary of the Company for any consideration (or any moneys are paid to or made available for a sinking fund for the redemption of any shares of any such stock) otherwise than pursuant to a pro rata offer to purchase or a concurrent redemption of all, or a pro rata portion, of the outstanding shares of Series A Preferred Stock and Parity Stock (except by conversion into or exchange for Junior Stock).

        No cash dividends shall be paid on the Series A Preferred Stock if such payment would violate the terms of any instrument governing indebtedness of the Company.

        3.      Redemption

        (a) Optional Redemption. Subject to the applicable restrictions set forth in this Section 3 and applicable law, the shares of Series A Preferred Stock may be redeemed, in whole or in part, at the election of the Company, upon notice as provided in Section 3(c), by resolution of its Board of Directors, at any time or from time to time, at a redemption price equal to the per share Liquidation Preference thereof plus all accrued and unpaid dividends to (but not including) the date fixed for redemption, provided that no shares of Series A Preferred Stock may be redeemed pursuant to this Section 3(a) if such redemption would violate the terms of any instrument governing indebtedness of the Company. If less than all of the outstanding shares of Series A Preferred Stock shall be redeemed, the particular shares to be redeemed shall be allocated by the Company among the respective holders of Series A Preferred Stock pro rata, by lot or by a substantially equivalent method selected by the Board of Directors of the Company.

        (b) Mandatory Redemption. In the event of a Change in Control (as defined below), the Company shall, at the election of a holder of Series A Preferred Stock, redeem all, but not less than all, of such holder's shares of Series A Preferred Stock in cash at a redemption price equal to the per share Liquidation Preference thereof plus accrued and unpaid dividends thereon to (but not including) the date fixed for redemption, which shall be the date of consummation of the Change in Control. For purposes hereof, a Change in Control shall mean the occurrence of any of the following events after the date of issuance of the Series A Preferred Stock: (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5


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under the Exchange Act), directly or indirectly, of more than 50% of the aggregate voting power of all classes of capital stock of the Company entitled to vote generally in an election of directors; (ii) the Company is merged with or into another corporation or another corporation is merged with or into the Company with the effect that immediately after such transaction the stockholders of the Company immediately prior to such transaction hold less than a majority in interest of the total voting power entitled to vote in the election of directors, managers or trustees of the entity surviving the transaction; or
(iii) all or substantially all of the assets of the Company or the Hawthorne Savings, F.S.B., or any successor thereto, are sold to any person or persons (as an entirety in one transaction or a series of related transactions).

        (c) Notice of Redemption. In the event the Company shall redeem shares of Series A Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 20 days nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed at such holder's address as the same appears on the stock register of the Company; provided, however, that no failure to give such notice nor any defect therein shall affect the validity of the proceeding for the redemption of any shares of Series A Preferred Stock to be redeemed, except as to the holder to whom the Company has failed to give said notice or except as to the holder whose notice was defective. Each such notice shall state: (i) the redemption date or anticipated redemption date; (ii) the total number of shares of Series A Preferred Stock to be redeemed and the number of shares of Series A Preferred Stock to be redeemed from such holder; (iii) the redemption price (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; (v) that dividends on the shares to be redeemed will cease to accrue upon such redemption; and (vi) whether such redemption is being made pursuant to Section 3(b) hereof and, if so, providing for an election by each holder as to whether it chooses to have its shares of Series A Preferred Stock redeemed.

        (d) Effect of Redemption. If such notice of redemption shall have been so mailed, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside by the Company separate and apart from its other funds, in trust for the account of the holders of the shares so to be redeemed, so as to be and continue to be available therefor, then, on and after said redemption date, notwithstanding that any certificate for shares of the Series A Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby in the event that the redemption is so called for redemption shall be deemed to be no longer outstanding, the dividends thereon shall cease to accrue, and all rights with respect to such shares of the Series A Preferred Stock so called for redemption shall forthwith cease and terminate, except only the right of the holders thereof to receive out of the funds so set aside in trust the redemption price thereof and any accrued and unpaid dividends, but without interest, upon surrender (and endorsement or assignment for transfer, if required by the Company) of their certificates.




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        (e)     Status of Shares Redeemed.  Shares of Series A Preferred Stock
redeemed, purchased or otherwise acquired for value by the Company, shall, after such acquisition, have the status of authorized and unissued shares of Preferred Stock and may be reissued by the Company at any time as shares of any series of Preferred Stock other than as shares of Series A Preferred Stock.

        4.      Voting Rights.

        (a) General Voting Rights. Except as expressly provided hereinafter in this Section 4, or as otherwise from time to time required by applicable law, the Series A Preferred Stock shall have no voting rights.

        (b) Voting Rights on Certain Matters. So long as any shares of Series A Preferred Stock shall be outstanding and unless the consent or approval of a greater number of shares shall then be required by law, without first obtaining the approval of the holders of at least two-thirds of the number of shares of the Series A Preferred Stock at the time outstanding (voting separately as a class together with the holders of shares (on a one vote per share basis) of any Parity Stock upon which like voting rights have been conferred and are exercisable ("Voting Parity Stock")) given in person or by proxy at a meeting at which the holders of such shares shall be entitled to vote separately as a class or by written consent in lieu of such a meeting, the Company shall not either directly or indirectly or through merger or consolidation with any other company, (i) authorize, create or issue, or increase the authorized or issued amount, of any class or series of stock ranking senior to, or on a parity with, the shares of the Series A Preferred Stock in respect of the payment of dividends or distributions upon redemption, liquidation, dissolution or winding up of the Company, or any securities convertible into such a senior or parity security, or (ii) approve any amendment to (or otherwise alter or repeal) its Certificate of Incorporation (or this resolution) so as to adversely affect the rights, powers or preferences of the Series A Preferred Stock. An amendment which increases the number of authorized shares of any class or series of Preferred Stock or authorizes the creation or issuance of other classes or series of Preferred Stock, in each case ranking junior to the Series A Preferred Stock with respect to the payment of dividends and distribution of assets upon liquidation, dissolution or winding up, or substitutes the surviving entity in a merger or consolidation for the Company, shall not be considered to be such an adverse change.

        (c) One Vote Per Share. In connection with any matter on which holders of the Series A Preferred Stock are entitled to vote as provided in
Section 4(b) above, or any matter on which the holders of the Series A Preferred Stock are entitled to vote as one class or otherwise pursuant to law or the provisions of the Certificate of Incorporation, each holder of Series A Preferred Stock shall be entitled to one vote for each share of Series A Preferred Stock held by such holder.

        5. No Sinking Fund. No sinking fund will be established for the retirement or redemption of shares of Series A Preferred Stock.



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        6.  Liquidation Preference

        (a) In the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Company, the holders of shares of Series A Preferred Stock shall be entitled to receive, out of the assets of the Company available for distribution to stockholders, an amount in cash equal to $50,000 for each share outstanding (the "Liquidation Preference"), plus an amount equal to all accrued and unpaid dividends thereon to (but not including) the date fixed for liquidation, dissolution or winding up, and no more, before any distribution shall be made to the holders of the Common Stock or any other class of stock or series thereof ranking junior to the Series A Preferred Stock with respect to the distribution of assets. If upon such voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company the net assets of the Company shall be insufficient to permit payment in full of the amounts required to be paid to the holders of the Series A Preferred Stock and to the holders of any class of stock or series thereof ranking on a parity with the Series A Preferred Stock in respect of the distribution of assets, then a pro rata portion of the full amount required to be paid upon such dissolution, liquidation or winding up shall be paid to (a) the holders of Series A Preferred Stock and (b) the holders of any class of stock or series thereof ranking on a parity with the Series A Preferred Stock in respect of the distribution of assets. Such pro rata portion shall be calculated upon the ratio that the total amount available for distribution to such holders bears to the total distribution required to be made on the Series A Preferred Stock and such parity stock.

        (b) Nothing contained in this Section 6 shall be deemed to prevent redemption of shares of the Series A Preferred Stock by the Company in the manner provided in Section 3. Neither the merger nor consolidation of the Company into or with any other company, nor the merger or consolidation of any other company into or with the Company, nor a sale, transfer or lease of all or any part of the assets of the Company, shall be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of Section 6.

        (c) Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, no less than 30 days prior to the payment date stated therein, to the holders of record of the Series A Preferred Stock at their respective addresses as the same shall appear on the stock register of the Company.





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        IN WITNESS WHEREOF, Hawthorne Financial Corporation has caused this
Certificate to be signed by Scott A. Braly, its Chief Executive Officer and President, and attested by James D. Sage, its Senior Vice President and Corporate Secretary, this 12th day of June 1997.


Attest:                                 HAWTHORNE FINANCIAL CORPORATION




/s/ JAMES D. SAGE                       By: /s/ SCOTT A. BRALY
---------------------------------           --------------------------------
Name:  James D. Sage                        Name:  Scott A. Braly
Title: Senior Vice President and            Title: President and Chief
       Corporate Secretary                         Executive Officer





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